SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 15, 2020

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)
57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Note Purchase Agreement

On April 15, 2020, Nemaura Medical Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) by and among the Company, Dermal Diagnostics Limited (“Dermal”), Trial Clinic Limited (“Trial” and together with Dermal, the “Borrower”) and Chicago Venture Partners, L.P. (the “Investor”).

Pursuant to the terms of the Note Purchase Agreement, the Borrower agreed to issue and sell to the Investor and the Investor agreed to purchase from the Borrower a secured promissory note (the “Secured Note”) in the original principal amount of $6,015,000. In consideration thereof, on April 15, 2020 (the closing date), (i) the Investor (a) paid $1,000,000 in cash, (b) issued to the Borrower (1) Investor Note #1 in the principal amount of $2,000,000 (“Investor Note #1”), and (2) Investor Note #2 in the principal amount of $2,000,000 (“Investor Note #2” and together with Investor Note #1, the “Investor Notes”), and (ii) the Borrower delivered the Secured Note on behalf of the Borrower, to the Investor, against delivery of the Purchase Price. For these purposes, the “Purchase Price” means the Investor’s initial cash purchase price, together with the sum of the initial principal amounts of the Investor Notes.

The Secured Note is secured by the Collateral (as hereinafter defined). The Secured Note carries an original issue discount (“OID”) of $1,000,000. In addition, the Borrower agreed to pay $15,000 to the Investor to cover the Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Secured Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of the Secured Note. The Purchase Price for the Secured Note is $5,000,000, computed as follows: $6,015,000 original principal balance, less the OID, less the Transaction Expense Amount.

The Note Purchase Agreement contains customary representations, warranties and covenants.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is filed hereto as Exhibit 10.1 and is incorporated by reference herein.

Secured Note

On April 15, 2020, the Borrower issued, pursuant to the Note Purchase Agreement, the Secured Promissory Note (the “Secured Note”) in the principal amount of $6,015,000 in favor of the Borrower. Pursuant to the terms of the Secured Note, the Company, Dermal and Trial jointly and severally promise to pay to the Investor $6,015,000 and any fees, charges and late fees accrued under the Secured Note on the date that is 24 months after the date that the Initial Cash Purchase Price (as defined in the Note Purchase Agreement) is delivered by the Investor to the Borrower (the “Purchase Price Date”). The Secured Note carries an OID of $1,000,000. In addition, the Borrower agreed to pay the $15,000 Transaction Expense Amount to the Investor, all of which amount is fully earned and included in the initial principal balance of the Secured Note. The purchase price for the Secured Note is $5,000,000 (the “Purchase Price”), computed as follows: $6,015,000 original principal balance, less the OID, less the Transaction Expense Amount.

The Secured Note is secured by the Security Agreement (as hereinafter defined).

The Borrower has the right to prepay all or any portion of the Outstanding Balance (as such term is defined in the Secured Note). If the Borrower exercises its right to prepay the Secured Note, the Borrower must make payment to the Investor of an amount in cash equal to 110% multiplied by the portion of the Outstanding Balance the Borrower elects to repay.

Pursuant to the terms of Secured Note, beginning on May 1, 2020 and continuing on the first day of each month thereafter until the Secured Note has been paid in full, a monitoring fee equal to 0.833% of the then-current Outstanding Balance will automatically be added to the Outstanding Balance.

Beginning on the date that is six months after the Purchase Price Date, the Investor has the right, exercisable at any time in its sole and absolute discretion, to redeem any amount of the Secured Note up to the Maximum Monthly Redemption Amount (as hereinafter defined) per calendar month by providing writing notice to the Borrower. The “Maximum Monthly Redemption Amount” means $100,000 until March 31, 2021 and $500,000 thereafter.

The following events are events of default under the Secured Note (each, a “Secured Note Event of Default”):

(a)	The Borrower fails to pay any principal, monitoring or other fees, charges, or any other amount when due and payable under the Secured Note;
(b)	A receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for 20 days or shall not be dismissed or discharged within 60 days;
(c)	The Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any;
(d)	The Borrower makes a general assignment for the benefit of creditors;
(e)	The Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign);
(f)	An involuntary bankruptcy proceeding is commenced or filed against the Borrower;
(g)	The Borrower or any pledgor, trustor, or guarantor of the Secured Note defaults or otherwise fails to observe or perform any covenant, obligation, condition or agreement of the Borrower or such pledgor, trustor, or guarantor contained herein or in any other Transaction Document (as defined in the Note Purchase Agreement);
(h)	the occurrence of a Fundamental Transaction (as such term is defined in the Secured Note) without the Investor’s prior written consent;
(i)	any representation, warranty or other statement made or furnished by or on behalf of the Borrower or any pledgor, trustor, or guarantor of the Secured Note to the Investor in the Secured Note, in any Transaction Document, or otherwise in connection with the issuance of the Secured Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; and
(j)	any United States money judgment, writ or similar process is entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $1,000,000, and shall remain unvacated, unbonded or unstayed for a period of 20 calendar days unless otherwise consented to by the Investor.

The occurrence of any event described above will not be considered a Secured Note Event of Default under the Secured Note if such event is cured within 15 days of the occurrence thereof.

At any time and from time to time after the Investor becomes aware of the occurrence of any Secured Note Event of Default, the Investor may accelerate the Secured Note by written notice to the Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount (as hereinafter defined). The “Mandatory Default Amount” means the Outstanding Balance following the application of the “Default Effect,” which means multiplying the Outstanding Balance as of the date of the Secured Note Event of Default occurred by 10%. Notwithstanding the foregoing, at any time following the occurrence of any Secured Note Event of Default, the Investor may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to the Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance will be increased as of the date of the occurrence of the applicable Secured Note Event of Default pursuant to the Default Effect, but the Outstanding Balance will not be immediately due and payable unless so declared by the Investor. Notwithstanding the foregoing, upon the occurrence of any Secured Note Event of Default described in clauses (b), (c), (d), (e) or (f) above, the Outstanding Balance as of the date of acceleration will become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by the Investor. At any time following the occurrence of any Secured Note Event of Default, upon written notice given by the Investor to the Borrower, monitoring fees will accrue on the Outstanding Balance beginning on the date the applicable Secured Note Event of Default occurred at a rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Monitoring Fees”).

The foregoing description of the Secured Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Secured Note, a copy of which is filed hereto as Exhibit 10.2 and is incorporated by reference herein.

Investor Note #1

On April 15, 2020, the Investor issued Investor Note #1 (“Investor Note #1”) in the principal amount of $2,000,000 in favor of the Borrower. Pursuant to the terms of Investor Note #1, beginning on June 1, 2020 and continuing on the first day of each month thereafter until Investor Note #1 has been paid in full, a monitoring fee equal to 0.833% of the then-current outstanding balance of Investor Note #1 will automatically be added to the outstanding balance. The entire unpaid principal balance and all accrued and unpaid monitoring fees, if any, under Investor Note #1, will be due and payable on the date that is 24 months from April 15, 2020; provided, however that the Investor may elect, in its sole discretion, to extend the maturity date for up to 30 days by delivering written notice of such election to the Borrower at any time prior to the original maturity date.

Unless prepaid, all principal and accrued monitoring fees under Investor Note #1 is payable in one lump sum on the maturity date. Investor may, with the Borrower’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid monitoring fees on the Investor Note #1 at any time prior to the original maturity date. Notwithstanding the foregoing, on April 30, 2020, the Investor will be obligated to prepay the outstanding balance of Investor Note #1 so long as no event of default (as defined in the Secured Note) under the Secured Note shall have occurred as of such date.

If any of the events specified below shall occur (each, an “Investor Note #1 Default”), the Borrower may declare the unpaid principal balance under Investor Note #1, together with all accrued and unpaid monitoring fees thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to the Investor. If any default is curable, then the default may be cured (and no Investor Note #1 Default will have occurred) if the Investor, after receiving written notice from the Borrower demanding cure of such default, either (i) cures the default within 15 days of receipt of such notice, or (ii) if the cure requires more than 15 days, immediately initiates steps that the Borrower deems in the Borrower’s reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events will constitute an Investor Note #1 Default:

•	Investor’s failure to make any payment when due and payable under Investor Note #1;
•	Investor’s failure to observe or perform any other covenant, obligation, condition or agreement contained in Investor Note #1;
•	If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Investor to the Borrower in writing in connection with Investor Note #1 or any other transaction document, or as an inducement to the Borrower to enter into the Note Purchase Agreement, shall be false or misleading in any material respect when made or furnished; and
•	If any involuntary petition is filed under any bankruptcy or similar law or rule against the Investor, and such petition is not dismissed within 60 days, or a receiver, trustee, liquidator, assignee, custodia, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Investor.

Notwithstanding the Borrower’s right to accelerate, the Borrower’s sole and exclusive remedy for an Investor Note #1 Default will be to offset the outstanding balance of the Investor Note #1 Default plus a default fee of $125,000 against the outstanding balance of the Secured Note.

The foregoing description of Investor Note #1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Note #1, a copy of which is filed hereto as Exhibit 10.3 and is incorporated by reference herein.

Investor Note #2

On April 15, 2020, the Investor issued Investor Note #2 (“Investor Note #2”) in the principal amount of $2,000,000 in favor of the Borrower. Pursuant to the terms of Investor Note #2, beginning on June 1, 2020 and continuing on the first day of each month thereafter until Investor Note #2 has been paid in full, a monitoring fee equal to 0.833% of the then-current outstanding balance of Investor Note #2 will automatically be added to the outstanding balance. The entire unpaid principal balance and all accrued and unpaid monitoring fees, if any, under Investor Note #2, will be due and payable on the date that is 24 months from April 15, 2020; provided, however that the Investor may elect, in its sole discretion, to extend the maturity date for up to 30 days by delivering written notice of such election to the Borrower at any time prior to the original maturity date.

Unless prepaid, all principal and accrued monitoring fees under Investor Note #2 is payable in one lump sum on the maturity date. Investor may, with the Borrower’s consent, pay, without penalty, all or any portion of the outstanding balance along with any accrued but unpaid monitoring fees on the Investor Note #2 at any time prior to the original maturity date. Notwithstanding the foregoing, on May 31, 2020, the Investor will be obligated to prepay the outstanding balance of Investor Note #2 so long as no event of default (as defined in the Secured Note) under the Secured Note shall have occurred as of such date.

If any of the events specified below shall occur (each, an “Investor Note #2 Default”), the Borrower may declare the unpaid principal balance under Investor Note #2, together with all accrued and unpaid monitoring fees thereon, fees incurred or other amounts owing hereunder immediately due and payable, by notice in writing to the Investor. If any default is curable, then the default may be cured (and no Investor Note #2 Default will have occurred) if the Investor, after receiving written notice from the Borrower demanding cure of such default, either (i) cures the default within 15 days of receipt of such notice, or (ii) if the cure requires more than 15 days, immediately initiates steps that the Borrower deems in the Borrower’s reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events will constitute an Investor Note #2 Default:

•	Investor’s failure to make any payment when due and payable under Investor Note #2;
•	Investor’s failure to observe or perform any other covenant, obligation, condition or agreement contained in Investor Note #2;
•	If any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Investor to the Borrower in writing in connection with Investor Note #2 or any other transaction document, or as an inducement to the Borrower to enter into the Note Purchase Agreement, shall be false or misleading in any material respect when made or furnished; and
•	If any involuntary petition is filed under any bankruptcy or similar law or rule against the Investor, and such petition is not dismissed within 60 days, or a receiver, trustee, liquidator, assignee, custodia, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Investor.

Notwithstanding the Borrower’s right to accelerate, the Borrower’s sole and exclusive remedy for an Investor Note #2 Default will be to offset the outstanding balance of the Investor Note #2 Default plus a default fee of $125,000 against the outstanding balance of the Secured Note.

The foregoing description of Investor Note #2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Note #2, a copy of which is filed hereto as Exhibit 10.4 and is incorporated by reference herein.

Security Agreement

On April 15, 2020, the Company entered into the Security Agreement by the Company, Dermal and Trial, in favor of the Investor (the “Security Agreement”). Pursuant to the terms of the Security Agreement, the Borrower entered into the Security Agreement and granted the Investor a first-priority security interest in all right, title, interest, claims and demands of the Borrower in and to all of the Borrower’s patents and all other proprietary rights, and all rights corresponding to the Borrower’s patents throughout the world, now owned and existing, and all replacements, proceeds, products and accessions thereof (the “Collateral”) in order to induce the Investor to extend the credit evidenced by the Note.

The Security Agreement contains customary representations, warranties and covenants of the Borrower.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, a copy of which is filed hereto as Exhibit 10.5 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 21, 2020, the Company issued a press release announcing that it has secured a 24-month, $5 million non-convertible loan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement dated April 15, 2020 by and among the registrant, Dermal Diagnostics Limited, Trial Clinic Limited, and Chicago Venture Partners, L.P.
10.2	Secured Promissory Note dated April 15, 2020 issued by the registrant in favor of Dermal Diagnostics Limited, Trial Clinic Limited and Chicago Venture Partners, L.P.
10.3	Investor Note #1 dated April 15, 2020 issued by Chicago Venture Partners, L.P. in favor of the registrant, Dermal Diagnostics Limited and Trial Clinic Limited.
10.4	Investor Note #2 dated April 15, 2020 issued by Chicago Venture Partners, L.P. in favor of the registrant, Dermal Diagnostics Limited and Trial Clinic Limited.
10.5	Security Agreement dated April 15, 2020 by the registrant, Dermal Diagnostics Limited and Trial Clinic Limited, in favor of Chicago Venture Partners, L.P.
99.1	Press release of the registrant date April 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2020	Nemaura Medical Inc.

	By:	/s/ Dewan F. H. Chowdhury
	Name: Title:	Dewan F. H. Chowdhury Chief Executive Officer